Share Repurchase Programs	12 Months Ended
Dec. 31, 2022
Share Repurchase Programs
Share Repurchase Programs
26.	Share Repurchase Programs

The Company accounts for repurchased ordinary shares under the cost method and includes such treasury stock as a component of the common shareholders’ equity. Cancellation of treasury stock is recorded as a reduction of ordinary shares, additional paid-in-capital and retained earnings, as applicable. An excess of purchase price over par value is allocated to additional paid-in-capital first with any remaining excess charged entirely to retained earnings. The Company may from time to time utilize treasury stock upon vesting of RSUs. The cost of treasury stock reissued is determined using the weighted average method and recorded as a reduction of additional paid-in-capital.

In February 2020, the Company announced that its board of directors had approved a share repurchase program of up to US$1.0 billion of the Company’s outstanding ADSs for a period not to exceed 12 months. On May 19, 2020, the Company announced that its board of directors approved an amendment to its share repurchase program, authorizing the repurchase of up to an additional US$1.0 billion of the Company’s outstanding ADSs. Under the terms of this program, the Company may repurchase its issued and outstanding ADSs in open-market transactions on the NASDAQ Global Select Market. As of expiration date of the program, the Company has repurchased approximately 22.8 million ADSs (equivalent to 114.0 million ordinary shares) for approximately US$1,820.1 million under this program.

In February 2021, the Company announced that its board of directors had approved a share repurchase program of up to US$2.0 billion of the Company’s outstanding ADSs and ordinary shares in open market transactions for a period not to exceed 24 months beginning on March 2, 2021. In August 2021, the Company announced that its board of directors had approved an amendment to such program to increase the total authorized repurchase amount to US$3.0 billion. As of January 9, 2023, this share repurchase program was completed with the Company having purchased an aggregate of approximately 33.6 million ADSs for nearly US$3.0 billion.

On November 17, 2022, the Company announced that its board of directors had approved a new share repurchase program of up to US$5.0 billion of the Company’s ADSs and ordinary shares in open market transactions. This new share repurchase program commenced on January 10, 2023 following the completion of the prior program and will be in effect for a period not to exceed 36 months from such date.

In August 2021, the Company announced that its board of directors had approved a share purchase program of up to US$50.0 million of Youdao’s outstanding ADSs for a period not to exceed 36 months beginning on September 2, 2021. Under the terms of this program, NetEase may purchase Youdao’s ADSs in open-market transactions on the New York Stock Exchange. As of December 31, 2022, approximately 2.7 million ADSs had been purchased under this program for a total cost of US$22.0 million.